Exhibit 99.4

(b)(i)  Pro Forma Financial Information

INSIGHT HEALTH SERVICES HOLDINGS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

MARCH 31, 2004

(Amounts in thousands)

	Historical Company	Historical CMI	CMI Centers Not Acquired		CMI Acquisition Adjustments		Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$61,109	$395	$(346	)(2)	(49	)(3)
					(25,000	)(1)	$36,109
Trade accounts receivables, net	49,780	17,563	(1,296	)(2)	(16,267	)(3)	49,780
Other current assets	6,631	3,321	(71	)(2)	(3,250	)(3)
	—	—	—		378	(1)	7,009
Total current assets	117,520	21,279	(1,713)		(44,188)		92,898

PROPERTY AND EQUIPMENT, net	224,030	17,317	(2,449	)(2)	(17	)(1)	238,881
INVESTMENTS IN PARTNERSHIPS	2,850	—	—				2,850
OTHER ASSETS	20,417	464	(17	)(2)	(447	)(3)	20,417
OTHER INTANGIBLE ASSETS, net	36,237				3,200	(1)	39,437
GOODWILL	256,182	29,515	—		(1,449	)(1)	284,248
	$657,236	$68,575	$(4,179)		$(42,901)		$678,731

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current portion of notes payable and capital lease obligations	$7,695	$5,516	$(503	)(2)	$(5,013	)(3)	$7,695
Accounts payable and other accrued expenses	40,397	9,282	(475	)(2)	(8,807	)(3)	40,397
Total current liabilities	48,092	14,798	(978)		(13,820)		48,092

LONG-TERM LIABILITIES:
Notes payable and capital leases obligations, less current portion	509,164	5,871	(1,288	)(2)	21,495	(1)
					(4,583	)(3)	530,659
Other long-term liabilities	4,810	38,497	(925	)(2)	(37,572	)(3)	4,810
Total long-term liabilities	513,974	44,368	(2,213)		(20,660)		535,469

STOCKHOLDERS’ EQUITY:
Common stock	5	—	—		—		5
Additional paid-in capital	87,081	1,077	(1,077	)(2)	—		87,081
Retained earnings	8,166	8,332	89	(2)	(8,421	)(1)	8,166
Accumulated other comprehensive loss	(82)	—	—		—		(82)
Total stockholders’ equity	95,170	9,409	(988)		(8,421)		95,170
	$657,236	$68,575	$(4,179)		$(42,901)		$678,731

NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET (Unaudited)

On April 1, 2004, InSight Health Corp., a wholly owned subsidiary of InSight Health Services Holdings Corp. (The “Company”), acquired twenty-one (21) fixed diagnostic imaging facilities located in Northern California, Arizona, Texas, Kansas, Pennsylvania and Virginia owned by Comprehensive Medical Imaging, Inc. (“CMI”) a wholly owned subsidiary of Cardinal Health Inc.  The unaudited pro forma combined condensed balance sheet is based on the historical balance sheet as of March 31, 2004 and is presented as if the acquisition had been consummated on that date.

The unaudited pro forma combined condensed balance sheet as of March 31, 2004 reflects the following pro forma adjustments (in thousands):

(1) To record the acquisition of CMI for $46,495, which includes $35,904 paid to the seller and the payment of debt and transaction costs of $10,591.  The Company issued $25,000 of 9 7/8% senior subordinated notes on March 8, 2004 and borrowed the remaining $21,495 on April 15, 2004 from its second delayed-draw term loan facilities to fund the acquisition.  As a result of the acquisition, the Company has preliminarily recorded goodwill of $28,066 and other intangible assets of $3,200.  The other intangible assets, principally managed care contracts, are being amortized on a straight-line basis of 30 years.  The Company has not yet completed the final purchase price allocation.  Accordingly, the preliminary allocations between goodwill and other intangible assets may change as a result of the final allocation.

(2) To eliminate centers not acquired in the acquisition.

(3) To eliminate assets and liabilities not acquired in the CMI acquisition.

INSIGHT HEALTH SERVICES HOLDINGS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

FOR THE YEAR ENDED JUNE 30, 2003

(Amounts in thousands)

	Historical Company			Historical CMI	CMI Centers Not Acquired		CMI Acquisition Adjustments		Pro Forma Combined
		Pro Forma
		CVR (1)	CDL (2)
REVENUES	$237,752	$20,535	$20,589	$57,504	$(3,584	)(3)	$—		$332,796

COSTS OF OPERATIONS:
Costs of services	125,685	12,580	7,895	21,289	(1,414	)(3)	—		166,035
Provision for doubtful accounts	4,154	1,127	433	3,601	(288	)(3)	—		9,027
Equipment leases	860	108	55	313	—		—		1,336
Depreciation and amortization	49,345	2,286	5,770	7,195	(716	)(3)	107	(4)	63,987
Total costs of operations	180,044	16,101	14,153	32,398	(2,418)		107		240,385

Gross profit	57,708	4,434	6,436	25,106	(1,166)		(107)		92,411

CORPORATE OPERATING EXPENSES	13,750	2,214	1,643	20,294	(882	)(3)	—		37,019

Income from company operations	43,958	2,220	4,793	4,812	(284)		(107)		55,392

EQUITY IN EARNINGS OF UNCONSOLIDATED PARTNERSHIPS	1,744	—	—	—	—		—		1,744

IMPAIRMENT AND RESTRUCTURING CHARGES	—	—	—	(7,143)	—		—		(7,143)

Operating income (loss)	45,702	2,220	4,793	(2,331)	(284)		(107)		49,993

INTEREST EXPENSE, net	37,514	2,063	2,509	2,270	(177	)(3)	(2,093	)(5)
	—	—	—	—	—		3,696	(6)	45,782

Income (loss) before income taxes	8,188	157	2,284	(4,601)	(107)		(1,710)		4,211

PROVISION (BENEFIT) FOR INCOME TAXES	3,266	63	914	(2,057)	—		(502	)(7)	1,684

Net income (loss)	$4,922	$94	$1,370	$(2,544)	$(107)		$(1,208)		$2,527

NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME  (Unaudited)

The unaudited pro forma combined condensed statement of income is based on the historical statements of income for the year ended June 30, 2003 and is presented as if the acquisitions had been consummated on July 1, 2002.  The historical information of the acquisitions has been recast to conform with the Company’s fiscal year ended June 30, 2003.

The pro forma combined condensed statement of income for the year ended June 30, 2003 reflects the following acquisition adjustments:

(1) To reflect the acquisition of thirteen (13) diagnostic imaging centers located in Southern California owned by CMI (the Central Valley Region “CVR”) in April 2003.

(2) To reflect the acquisition of a majority of the assets of the mobile imaging business owned by CDL Medical Technologies, Inc. and Subsidiary (“CDL”) in August 2003.

(3) To eliminate CMI centers not acquired in the acquisition.

(4) To record amortization of other intangible assets acquired in the CMI acquisition.

(5) To eliminate CMI interest expense resulting from the Company paying off CMI’s debt in the acquisition.

(6) To record interest expense for CMI acquisition financing.

(7) To record the estimated tax effect on the above entries using an effective rate of 40%.

INSIGHT HEALTH SERVICES HOLDINGS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED MARCH 31, 2004

(Amounts in thousands)

	Historical Company	Pro Forma CDL (1)	Historical CMI	CMI Centers Not Acquired		CMI Acquisition Adjustments		Pro Forma Combined
REVENUES	$209,454	$1,847	$44,023	$(2,890	)(2)	$—		$252,434

COSTS OF OPERATIONS:
Costs of services	120,412	774	15,980	(1,377	)(2)	—		135,789
Provision for doubtful accounts	3,333	—	2,755	(188	)(2)	—		5,900
Equipment leases	624	—	63	—		—		687
Depreciation and amortization	42,801	274	6,427	(544	)(2)	80	(3)	49,038
Total costs of operations	167,170	1,048	25,225	(2,109)		80		191,414

Gross profit	42,284	799	18,798	(781)		(80)		61,020

CORPORATE OPERATING EXPENSES	10,550	—	17,007	(787	)(2)	—		26,770

Income from company operations	31,734	799	1,791	6		(80)		34,250

GAIN ON SALE OF CENTER	2,129	—	—	—		—		2,129

EQUITY IN EARNINGS OF UNCONSOLIDATED PARTNERSHIPS	1,705	—	—	—		—		1,705

IMPAIRMENT AND RESTRUCTURING CHARGES	—	—	(1,142)	—		—		(1,142)

Operating income	35,568	799	649	6		(80)		36,942

INTEREST EXPENSE, net	30,175	172	889	(99	)(2)	(988	)(4)
	—	—	—	—		2,772	(5)	32,921

Income (loss) before income taxes	5,393	627	(240)	105		(1,864)		4,021

PROVISION (BENEFIT) FOR INCOME TAXES	2,158	251	532	—		(1,333	)(6)	1,608

Net income (loss)	$3,235	$376	$(772)	$105		$(531)		$2,413

NOTES TO PRO FORMA CONDENSED STATEMENT OF INCOME  (Unaudited)

The unaudited pro forma combined condensed statement of income is based on the historical statements of income for the nine months ended March 31, 2004 and is presented as if the acquisitions had been consummated on July 1, 2002.  The historical information of the acquisitions has been recast to conform with the Company’s nine months ended March 31, 2004.

The pro forma combined condensed statement of income for the nine months ended March 31, 2004 reflects the following acquisition adjustments:

(1) To record the pro forma impact of the CDL acquisition in August 2003.

(2) To eliminate CMI centers not acquired in the acquisition.

(3) To record amortization of other intangible assets acquired in the CMI acquisition.

(4) To eliminate CMI interest expense resulting from the Company paying off CMI’s debt in the acquisition.

(5) To record interest expense for CMI acquisition financing.

(6) To record the estimated tax effect on the above entries using an effective rate of 40%.

INSIGHT HEALTH SERVICES HOLDINGS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

FOR THE YEAR ENDED JUNE 30, 2003

(Amounts in thousands)

	Historical CVR	CVR Acquisition Adjustments		Pro Forma CVR
REVENUES	$17,337	$3,198	(2)	$20,535

COSTS OF OPERATIONS:
Costs of services	10,849	1,731	(2)	12,580
Provision for doubtful accounts	1,012	115	(2)	1,127
Equipment leases	108	—		108
Depreciation and amortization	2,340	(642	)(4)
	—	481	(2)
	—	107	(5)	2,286
Total costs of operations	14,309	1,792		16,101

Gross profit	3,028	1,406		4,434

CORPORATE OPERATING EXPENSES	2,214	—		2,214

Income from company operations	814	1,406		2,220

EQUITY IN EARNINGS OF UNCONSOLIDATED PARTNERSHIPS	406	(406	)(2)	—

Operating income	1,220	1,000		2,220

		2,063	(1)
		141	(2)
INTEREST EXPENSE, net	556	(697	)(3)	2,063

Income (loss) before income taxes	664	(507)		157

PROVISION (BENEFIT) FOR INCOME TAXES	(123)	186	(6)	63

Net income (loss)	$787	$(693)		$94

NOTES TO PRO FORMA CONDENSED STATEMENT OF INCOME  (Unaudited)

The unaudited pro forma condensed statement of income is based on the historical statements of income for the year ended June 30, 2003 and is presented as if the acquisition had been consummated on July 1, 2002.  The historical information of the acquisition has been recast to conform with the Company’s fiscal year ended June 30, 2003.

The pro forma condensed statement of income for the year ended June 30, 2003 reflects the following acquisition adjustments:

(1) To record interest expense for acquisition financing.

(2) To consolidate three CVR joint ventures in which IHC purchased a 100% membership interest.

(3) To eliminate CVR interest expense resulting from the Company paying off all debt in the acquisition.

(4) To eliminate CVR goodwill amortization.

(5) To record amortization for acquired other intangible assets amortized on a straight line basis over a 30 year life.

(6) To record the estimated tax effect on the above entries using an effective rate of 40%.

INSIGHT HEALTH SERVICES HOLDINGS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

FOR THE YEAR ENDED JUNE 30, 2003

(Amounts in thousands)

	Historical CDL	CDL Operations Not Acquired		CDL Acquisition Adjustments		Pro Forma CDL
REVENUES	$23,847	$(3,258	)(1)	$—		$20,589

COSTS OF OPERATIONS:
Costs of services	10,753	(2,858	)(1)	—		7,895
Provision for doubtful accounts	433	—	(1)	—		433
Equipment leases	55	—		—		55
Depreciation and amortization	6,224	(934	)(1)	480	(2)	5,770
Total costs of operations	17,465	(3,792)		480		14,153

Gross profit	6,382	534		(480)		6,436

CORPORATE OPERATING EXPENSES	1,807	(164	)(1)	—		1,643

Income from company operations	4,575	698		(480)		4,793

OTHER EXPENSE	(384)	384	(1)	—		—

Operating income	4,191	1,082		(480)		4,793

INTEREST EXPENSE, net	1,306			(1,306	)(3)
	—	—		2,509	(4)	2,509

Income (loss) before income taxes	2,885	1,082		(1,683)		2,284

PROVISION (BENEFIT) FOR INCOME TAXES	—	—		914	(5)	914

Net income (loss)	$2,885	$1,082		$(2,597)		$1,370

NOTES TO PRO FORMA CONDENSED STATEMENT OF INCOME  (Unaudited)

The unaudited pro forma condensed statement of income is based on the historical statements of income for the year ended June 30, 2003 and is presented as if the acquisition had been consummated on July 1, 2002.  The historical information of the acquisition has been recast to conform with the Company’s fiscal year ended June 30, 2003.

The pro forma condensed statement of income for the year ended June 30, 2003 reflects the following acquisition adjustments:

(1) To eliminate CDL operations not acquired in the acquisition.

(2) To record amortization for acquired other intangible assets amortized on a straight line basis over a five year life.

(3) To eliminate CDL interest expense resulting from the Company paying off all debt in the acquisition.

(4) To record interest expense for acquisition financing.

(5) To adjust pro forma provision for income taxes to reflect an effective rate of 40%.